SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         HANDY HARDWARE WHOLESALE, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset  as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                               Preliminary Proxy



                         HANDY HARDWARE WHOLESALE, INC.
                               8300 TEWANTIN DRIVE
                              HOUSTON, TEXAS 77061

Dear Handy Member,

          You are cordially invited to attend the annual meeting of the shareholders of Handy Hardware Wholesale, Inc. which will be held at 7:00 p.m. on Monday, April 21, 2003 in the Grand Ballroom Salon AB of the HOBBY AIRPORT HILTON HOTEL, 8181 Airport Blvd., Houston, Texas. The attached notice and Proxy Statement contain information about the business of the meeting.

          Included  on your proxy this year is a proposal  to amend the  Bylaws.
Article II, Section 2 of the Handy Bylaws states that the number of Directors of the Handy Hardware shall be ten, nine shareholders plus the President. The Bylaw amendment on your proxy allows the Board to vary from eight (7 shareholders plus the President) to ten (9 shareholders plus the President).

          Article II, Section 6 states that any vacancy occurring in the Board of Directors shall be filled at the next meeting of the Board of Directors following the occurrence of such a vacancy. The Bylaw amendment on your proxy allows the Board to have the proper time to interview prospective candidates for the Board--no less than one Board meeting and no more than four meetings before a Director is chosen.

QUESTION: Why the change in the amendment? Handy Hardware has always had 10 directors.

ANSWER: Handy Hardware may still have 10 directors, but in the business world today finding 10 individuals interested in working for the membership may not always be possible when needed. Allowing the size of the Board to vary will ensure the best people serve our membership.

QUESTION: What do you mean the best people?

ANSWER: The Handy Hardware Board of Directors is looking for those individuals who can make decisions and have the vision necessary to keep Handy Hardware working in the best interests of its stockholders in general.

QUESTION: Can any Handy Member serve on the Board?

ANSWER: Yes. The Board looks for candidates that can work with the existing Board to ensure continuity in performance of Handy Hardware for its membership.

QUESTION: Why does the Board need more time to select a replacement Director when a seat becomes available?

ANSWER: Your Board of Directors takes its responsibilities very seriously and wants the proper amount of time to visit prospective directors at their place of business and conduct numerous interviews. At today's hectic pace, more time is needed for the Board to perform their due diligence.

The Board is in favor of these changes to the Bylaws and recommends the shareholders vote FOR the Bylaw amendment.

          It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting in person, please vote on the matters to be considered by signing, dating and returning your proxy in the enclosed envelope by April 10, 2003. You may revoke your proxy at any time prior to its use in the ways explained in the enclosed Proxy Statement, including by attending the meeting and voting in person. It is always a pleasure to meet with our shareholders, and we look forward to seeing as many of you as possible at the annual meeting.

                                           Sincerely,


                                           -------------------------------------
                                           Don Jameson
                                           President and Chief Executive Officer

March __, 2003

                                Preliminary Copy


                         HANDY HARDWARE WHOLESALE, INC.
                               8300 TEWANTIN DRIVE
                              HOUSTON, TEXAS 77061



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 21, 2003




To the Shareholders of
Handy Hardware Wholesale, Inc.:

          The annual meeting of shareholders of Handy Hardware Wholesale, Inc. (the "Company") will be held on Monday, April 21, 2003, at 7:00 p.m., in the Grand Ballroom Salon AB of the HOBBY AIRPORT HILTON HOTEL, 8181 Airport Blvd., Houston, Texas, for shareholders to consider and vote upon the following proposals:

          1.        To elect four directors of the Company;

          2. To approve amending the Company's Bylaws to provide that (a) the number of directors may vary between 8 and 10, rather than being set at 10, (b) the board shall be divided into three classes of directors, each with three year terms, and
                    (c) vacancies on the board shall be filled no later than the date of the fourth board of directors meeting after the vacancy occurs; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on February 28, 2002, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

          All shareholders are cordially invited to attend the meeting. However, in the event you are unable to attend the meeting in person, please sign, date and return the enclosed proxy by April 10, 2003. For your convenience, there is enclosed a return envelope, requiring no postage, for use in returning your proxy. You may revoke your proxy at any time prior to its use in the ways explained in the attached Proxy Statement, including by attending the meeting and voting in person.

                                           By Order of the Board of Directors


                                           -------------------------------------
                                           Tina S. Kirbie
                                           Secretary

Houston, Texas
March __, 2003

                                Preliminary Copy
                         HANDY HARDWARE WHOLESALE, INC.


                                 PROXY STATEMENT
                                       FOR
                  APRIL 21, 2003 ANNUAL MEETING OF SHAREHOLDERS



                               GENERAL INFORMATION

          This Proxy Statement, with the enclosed proxy card, is first being mailed to the shareholders of Handy Hardware Wholesale, Inc. (the "Company" or "Handy Hardware") on or about March 24, 2003, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders, which will be held in the Grand Ballroom Salon AB of the HOBBY AIRPORT HILTON HOTEL, 8181 Airport Blvd., Houston, Texas at 7:00 p.m. on Monday, April 21, 2003, or at any adjournment thereof. The accompanying Notice of Annual Meeting of Shareholders sets forth the purposes of the annual meeting. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted by the individuals designated on the proxy card in favor of all four nominees for director and in favor of the amendment to the Company's Bylaws, and in their discretion or such other matters that may come before the meeting. A shareholder may revoke a proxy at any time before its exercise by executing a subsequent proxy, personally appearing at the meeting and casting a contrary vote or giving notice of revocation to the Secretary of the Company; provided, however, no such revocation shall be effective until notice of revocation has been received by the Company at or prior to the annual meeting.

          Only the record holders of the Company's Class A Common Stock, $100.00 par value, are entitled to receive notice of and to vote at the meeting. At the close of business on February 28, 2003 (the "Record Date") the Company had 10,230 shares of Class A Common Stock issued and outstanding, the holders of which are entitled to one vote per share. The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted at the meeting is necessary to constitute a quorum to transact business.

          The Annual Report to Shareholders covering the fiscal year ended December 31, 2002 has been mailed along with this Proxy Statement to each shareholder entitled to vote at this annual meeting.

          The  cost  of  soliciting  proxies  will  be  borne  by  the  Company.
Solicitation of proxies will be primarily by mail. Following the original mailing of the proxy soliciting material, regular employees, officers or directors of the Company may also solicit proxies by telephone, facsimile or in person.

          The principal executive offices of the Company are located at 8300 Tewantin Drive, Houston, Texas 77061, and its telephone number is (713) 644-1495.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

          The following four persons have been nominated for election at the 2003 annual meeting as members of the Board of Directors:


                                                IF ELECTED, TERM AS
                  NOMINEE                       DIRECTOR WILL EXPIRE

                  Craig E. Blum                       2006
                  Ben J. Jones                        2006
                  Leroy Welborn                       2006
                  Don Jameson                         2004

          Each of these nominees is currently a director of the Company. For further information on the nominees, see "Directors and Executive Officers" herein.

          The Board of Directors has positions for ten members, one of which has been vacant since October, 2002. The Bylaws of the Company provide that each year the shareholders of the Company shall elect three of the ten members of the Board of Directors, each to serve for three-year terms or until his successor is chosen and qualified. One member of the Board of Directors, who shall also serve as the President of the Company, is elected for a one-year term, and need not be a shareholder of the Company. The other directors must be shareholders or individuals who are owners, directors or officers of shareholders. To be elected, a nominee must receive a majority of the votes cast for his position. Unless a shareholder otherwise specifies therein, each proxy will be voted in favor of the nominees for directors listed. In case any nominee shall for any reason become unavailable or unable to serve as a director, unless a contrary choice is indicated, all proxies will be voted for the election of such person as the individuals named in the enclosed proxy deem appropriate. Management is not aware of any circumstances likely to cause any of the nominees to become unavailable for election as a director.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF CRAIG E. BLUM, BEN J. JONES, LEROY WELBORN AND DON JAMESON.


INFORMATION REGARDING DIRECTORS AND DIRECTOR NOMINEES

          Messrs. Jameson, Blum, Jones and Welborn, who are all currently directors, are the nominees for election as directors. In April 2002, Mr. Bering resigned from the Board of Directors and Mr. Lubke resigned in October 2002. Their resignations were not based on any disagreement with the Company. The Board of Directors elected Ms. Suzanne Elliott to fill Mr. Bering's unexpired term. The Board of Directors has formed a Special Committee to select a director to fill the vacancy created by Mr. Lubke's resignation.

          The following table sets forth certain information relating to the current directors of the Company, the director nominees and their periods of service.

                                                                                DIRECTOR         TERM AS DIRECTOR
      NAME                                 AGE           POSITION                 SINCE            WILL EXPIRE
      ----                                 ----          ---------              ---------        -----------------
      Doug Ashy, Jr.                       50             Director                2000                 2004
      Susie Bracht-Black                   47             Director                1993                 2005
      Craig E. Blum                        45             Director                2000                 2003
      Suzanne Elliott                      39             Director                2002                 2005
      William R. Hill                      53             Director                2001                 2004
      Don Jameson                          51             Director and President  2002                 2003
      Ben J. Jones                         57             Director                2000                 2003
      Jimmy T. Pate                        55             Chairman of the Board   1998                 2004
      Leroy Welborn                        67             Director                1994                 2003

          Jerry Donald Jameson, Jr., 50, has served as President and Chief Executive Officer since January 2002, and as Chief Operating Officer and Executive Vice President from August 2001 to January 2002. From 1997 until August 2001, Mr. Jameson served as Chief Financial Officer of C. H. Taylor & Associates, a manufacturer's representative.

          Each of the director nominees and the current directors whose terms of office will continue after the annual meeting of shareholders, other than Mr. Jameson, has been engaged for more than the past five years as a proprietor, executive officer, director and/or shareholder of a Member-Dealer firm engaged in the retail hardware business, as summarized in the following table:

           NAME                   MEMBER-DEALER                        LOCATION               EMPLOYED SINCE
           ----                   -------------                        ---------              --------------
Doug Ashy, Jr.              Doug Ashy Building Material, Inc.          Lafayette Louisiana            1973
Susie Bracht-Black          Bracht Lumber Company, Inc.                Rockport, Texas                1971
Craig E. Blum               Woodson Lumber Company                     Caldwell, Texas                1975
Suzanne Elliott             O'Day Rental and Supply, Inc.              Pearland, Texas                1984
William R. Hill             Commerce Hardware                          Commerce, Texas                1996
Ben J. Jones                Ben Jones Hardware                         Refugio, Texas                 1975
Jimmy T. Pate               Pate's Hardware, Inc.                      Comanche, Texas                1988
Leroy Welborn               Leroy Welborn Inc.                         Tulsa, Oklahoma                1977

INFORMATION REGARDING THE EXECUTIVE OFFICERS

          The following table sets forth certain information relating to the annually appointed executive officers of the Company and their periods of service:

                                                                                   EXECUTIVE OFFICER
      NAME                                 AGE           POSITION                       SINCE
      ----                                 ----          ---------                 -----------------
      Don Jameson                          51             President,
                                                          Chief Executive Officer     2001
      Tina S. Kirbie                       55             Executive Vice President    1981
                                                          Secretary and Treasurer
      Daniel H. King                       48             Vice President of           1991
                                                          Merchandising
      Duwayne R. Maurer                    54             Vice President of
                                                          Management Information      1995
                                                          Systems Operations
      David W. Washburn                    61             Vice President of
                                                          Warehouse Delivery          1995
                                                          Operations
      R. Ken Harvey                        53             Vice President of           2000
                                                          Membership and Dealer
                                                          Operations

MEETINGS, COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

Meetings

          During the Company's fiscal year ended December 31, 2002, the Board of Directors of the Company held five meetings. Each director attended at least 80% percent of the board meetings and meetings of committees of which he is a member, with all but one director attending 100% of all such meetings. Effective October 2002, Ms. Elliott was elected by the Board of Directors to fill Mr. Bering's unexpired term upon his resignation from the Board. Ms. Elliott attended 100% of all meetings held subsequent to her election. Each director is paid $750 per meeting attended and the members of the executive committee are paid $450 per executive committee meeting attended.

Committees

          Set out below is information on the committee memberships of the members of the Board of Directors as of March 15, 2003.

     - Nominating Committee

          The Company has a standing Nominating Committee, consisting of the Chairman of the Board, two other directors and, for 2003, one non-director Member-Dealer representative. The Nominating Committee is charged with the responsibility of selecting nominees for director each year, one of whom will also serve as President, to be presented at the Company's annual shareholders' meeting. The Nominating Committee generally meets in February of each year, and held one meeting during the year ended December 31, 2002. The 2003 Nominating Committee is composed of Susie Bracht-Black (Chairman), Jimmy T. Pate (as a nonvoting member in his capacity of Chairman of the Board), Suzanne Elliott and Harvey Parker (non-director Member-Dealer representative). The Nominating Committee will consider the names of potential nominees for director submitted in writing by a shareholder of the Company. See "Shareholder Proposals for 2004 Annual Meeting."

     - Special Committee

          In October 2002, a Special Committee was formed, charged with the responsibility of selecting a director to fill the unexpired term of director Richard Lubke, who resigned. The members of the Special Committee are Jimmy Pate, Susie Bracht-Black (Chairman) and Ben Jones.

     - Executive Committee

          In May 1993 the Board of Directors created a standing Compensation Committee consisting only of non-employee directors, charged with setting the criteria used to determine the compensation of the Company's President and making a recommendation to the Board of Directors as a whole for its approval. In May 2001, the functions previously performed by the Compensation Committee were assumed by the Executive Committee. The Executive Committee is composed of Jimmy T. Pate, Susie Bracht-Black and Leroy Welborn. During the year ended December 31, 2002, the Executive Committee held one meeting. A report of the Executive Committee functioning in the place of a compensation committee appears under the caption "Report of Executive Committee on Executive Compensation" below.

     - Audit Committee

          The Company has no audit committee. Those functions are performed by the Board of Directors as a whole. The Board of Directors does not maintain a separate written charter to detail the specific audit committee functions it performs. A report of the Board of Directors functioning in the place of an audit committee appears under the caption "Report of the Board of Directors Acting as the Audit Committee of the Company" below.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

          Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of Forms 3, 4 and 5 furnished to the Company during 2002, if any, the Company's officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

                                   PROPOSAL 2
                        AMENDMENT TO THE COMPANY'S BYLAWS

          Article II, Section 2 of the Bylaws provides that the number of directors of the Company shall be ten, nine of whom shall be elected from among the Company's stockholders and one of whom shall also be the Company's President. The Board of Directors believes that the Company's Bylaws should be amended to change the number of directors serving on the Board of Directors from the current ten members to between eight and ten members. The purpose of this proposed amendment is to provide the Board of Directors with flexibility in selecting individuals to serve on the Company's Board of Directors, especially when a vacancy on the Board occurs and in light of recent difficulties recruiting and retaining qualified directors. Article II, Section 2 will continue to require a vote of shareholders to amend the Bylaws to change the number of directors to less than eight or more than ten.

          Article II, Section 3 of the Company's Bylaws states that directors shall be elected for three-year terms, provided that the director who is also the Company's President shall be elected at each annual meeting of the shareholders, and three directors shall be elected at each annual meeting of the shareholders. To accommodate a varying number of directors and the three-year term requirements, the Board of Directors is proposing to amend Article II,
Section 3 of the Company's Bylaws to divide the directors into three classes, as nearly equal in number as possible. At each annual meeting of shareholders, the members of one of the three classes of directors would stand for re-election, along with the President. If the Board consists of ten members, there will be three classes of directors of three members each, along with the Company's President. If there are only 8 directors, then two classes of directors will have only two members and one class will have three members, along with the Company's President. Directors other than the President would stand for re-election every three years and would serve three year terms, as is provided in the current Bylaws. The President would stand for election each year for a one-year term.

          Lastly, Article II, Section 6 of the Bylaws states that any vacancy occurring in the Board of Directors shall be filled at the next meeting of the Board of Directors following the occurrence such vacancy. When there is a vacancy on the Company's Board of Directors, the Board must identify and interview potential candidates and successfully recruit a qualifying candidate to fill the vacancy. In the past two years alone, four of the Company's directors have resigned. The SEC and Congress have recently changed the eligibility requirements for directors of public companies, as well as increasing their duties and responsibilities. As a result, public companies, including Handy, are experiencing more difficulty and great delays in recruiting individuals to serve as directors, and recruiting individuals will become more and more challenging, and thus, more time consuming. For example, although the Board of Directors formed a Special Committee this year for the purpose of finding a qualified individual willing to serve as a director, there has been a vacancy on the Board of Directors since October 2002 due to the inability to recruit a qualified replacement. The Board of Directors believes that Article II, Section 6 of the Company's Bylaws should be amended to provide that any vacancy on the Board of Directors shall be filled no later than the date of the fourth Board meeting following the date the vacancy occurs. The additional time to fill a vacancy on the Board of Directors will enable the Board of Directors to identify, review, recruit and elect individuals who are qualified and able to perform all duties and responsibilities which are required of a director of a public company.

          The affirmative vote of a majority of the shares entitled to vote at the 2003 annual meeting of the shareholders represented in person or by proxy is needed to approve these amendment to the Company's Bylaws. All proxies will be voted in accordance with the specification made thereon. However, if no contrary specification is made, it will be voted FOR amending the Company's Bylaws as described. For the full text of the proposed amendments to the Bylaws see Exhibit A to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE BYLAWS.

                             EXECUTIVE COMPENSATION

          The following table sets forth certain summary information regarding compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and Executive Vice President for the last three fiscal years. No other executive officer of the Company earned more than $100,000 for fiscal year 2002.


                                                       SUMMARY COMPENSATION TABLE
                                                                                                       ALL OTHER
                                                           ANNUAL COMPENSATION                        COMPENSATION
                                                           -------------------                        ------------
NAME AND PRINCIPAL POSITION              YEAR                   SALARY                    BONUS
---------------------------              ----                   ------                    -----
Jerry Donald Jameson
Chief Executive Officer                  2002                  $ 165,000                  $85,000        $ 7,717(1)

Tina S. Kirbie,                          2002                  $  78,000                  $52,918        $ 3,830(2)
Executive Vice President
                                         2001                  $  76,896                  $52,500        $ 3,784(2)

                                         2000                  $  74,150                  $52,500        $10,561(2)

---------------------------------

(1) Includes $3,750 paid in 2002 as compensation for services as a director and a $3,967 benefit for a company car.

(2) Includes contributions by the Company on behalf of Ms. Kirbie to the Company's Employee Profit Sharing and Savings Plan, totaling $3,830, $3,784 and $10,561 for the years ended December 31, 2002, 2001 and 2000 respectively.


EMPLOYMENT CONTRACT WITH CHIEF EXECUTIVE OFFICER

          On November 13, 2001, the Company entered into its initial employment contract with Mr. Jameson, effective as of August 20, 2001, the date he joined the Company, initially serving as Chief Operating Officer, and becoming Chief Executive Officer upon Mr. Tipton's retirement on January 2, 2002. Effective August 2002, the Executive Committee recommended, and the Board of Directors approved, an extension to Mr. Jameson's employment agreement to provide for the increase of his salary of $165,000 a year to $175,000 a year, commencing January 1, 2003. If the Company terminates Mr. Jameson's employment other than for cause, he is entitled to receive his remaining compensation under the employment contract.


             REPORT OF EXECUTIVE COMMITTEE ON EXECUTIVE COMPENSATION

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 2002

          The compensation of the Company's Chief Executive Officer is established by the Company's Board of Directors as a whole, following recommendations from the Executive Committee. Mr. Jameson served as the Company's Chief Executive Officer during all of 2002. His compensation consists principally of salary and an annual bonus. Because of the nature of the Company's securities and the absence of any public market for these securities, the Company has no stock option or other stock incentive plans.

          Currently, the salary of the Company's Chief Executive Officer's is established in advance at approximately a one-year interval, and is reflected in periodic amendments to his employment agreement with the Company. See "Employment Contract with Chief Executive Officer" above. Mr. Jameson's bonus is paid in December each year, based on a recommendation from the Executive Committee.

          The Executive Committee believes that the best measure of the Company's success and of the Chief Executive Officer's performance is the growth in its sales. Accordingly, in making its recommendations as to the Chief
Executive Officer's salary and bonus, the Executive Committee principally considers the growth in the Company's sales, but also considers other factors such as those discussed below. The Executive Committee's consideration of these factors is subjective in character, without utilization of a formula or strict numerical criteria. Performance factors considered in the typical public company, such as growth in earnings and earnings per share, stock price performance and return on equity, are not relevant to a hardware cooperative such as the Company because the Company's shareholders invest in the Company to obtain access to the services it provides, not in expectation of a return on their investment.

          The Executive Committee may also recommend increases in the Chief Executive Officer's compensation if it believes his compensation is less than that paid to chief executive officers of companies with comparable sales revenues. The Executive Committee has not created any particular group of companies for comparison purposes, or otherwise engaged in a systematic review of executive compensation at comparable companies. Instead, the Committee derives information on executive compensation at other companies in an unstructured manner, principally from trade journals and business publications.

          The Executive Committee's recommendations regarding Mr. Jameson's salary in 2002 and its decision to pay him a bonus of $85,000 for 2002, were based principally on the following factors:

          o The Company's sales have increased substantially in recent years, from $178,503,543 in 2001 to $186,449,447 in 2002.

          o Improvements in warehouse operations, including processes and procedures to fill Member-Dealer orders accurately.

          o Innovations made by Mr. Jameson in Company marketing and in employee relations.

          o The Committee determined that Mr. Jameson's compensation may be somewhat less than compensation of chief executive officers of companies with comparable sales revenues.

OTHER EXECUTIVE OFFICERS

          Compensation for other executive officers of the Company is normally determined by the Board of Directors based upon recommendations made by the Chief Executive Officer. These recommendations are generally based upon Mr. Jameson's subjective assessment of individual job performance and an attempt to retain the Company's executives. Unlike the Chief Executive Officer's compensation, compensation to other executive officers is not based upon the Company's performance in increasing sales, but is based on a combination of measurements of Company performance and of individual performance. The compensation of the other executive officers has increased steadily but moderately in recent years.

                                         EXECUTIVE COMMITTEE

                                         JIMMY T. PATE
                                         SUSIE BRACHT-BLACK
                                         LEROY WELBORN

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          No shareholder is the beneficial owner of more than five percent of any class of the Company's voting securities.

          The following table shows the number of shares of Class A Common Stock, Class B Common Stock and Preferred Stock beneficially owned as of February 28, 2003 by each of the directors, nominees for director, and all executive officers and directors as a group.


                                               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                        --------------------------------------------------------------
                                           CLASS A           CLASS B           PREFERRED
                                        COMMON  STOCK     COMMON  STOCK          STOCK
                                        -------------     -------------        -----------

        Doug Ashy, Jr.                     10             0.1%       606       0.8%          646    0.8%
        Susie Bracht-Black                 10             0.1%       991       1.3%        1,006    1.3%
        Craig E. Blum                      10             0.1%     1,026       1.3%        1,100    1.4%
        Suzanne Elliott                    10             0.1%       653       0.9%          653    0.8%
        William R. Hill                    10             0.1%       450       0.6%          450    0.6%
        Don Jameson                        --              --         --        --            --     --
        Ben J. Jones                       10             0.1%       170       0.2%          170    0.2%
        Jimmy T. Pate                      10             0.1%       633       0.8%          653    0.8%
        Leroy Welborn                      10             0.1%       230       0.3%          230    0.3%
        All directors, nominees and
        executive officers as a group
        (14 persons) (2)                   80             0.8%     4,759       6.2%        4,908    6.2%

----------------------------

(1) All share figures are rounded up to the nearest whole share. All percentages are rounded to the nearest tenth of a percent. Columns may not total due to rounding. Shares shown as beneficially owned by the directors are owned of record by the Member-Dealer entity affiliated with each director. In some cases, the directors share voting and investment powers with other members of management of their affiliated entities. In one case, the director does not hold any of the voting or investment power with respect to the shares owned by the Member Dealer's entity, all such power being held by other members of management of the affiliated entity.

(2) None of the Company's executive officers, including Mr. Jameson, own any shares in the Company.

                           RELATED STOCKHOLDER MATTERS

          No class of the Company's stock is listed on an exchange or traded in any public trading market.

          The Company does not maintain any equity compensation plan under which its securities are authorized for issuance to employees or non-employees.

          The Company is not aware of any contractual arrangements, the operation of which may at a subsequent date result in a change in control of the Company. No change of control in the Company occurred in 2002.

                                PERFORMANCE GRAPH

          Under rules adopted by the SEC in 1992, each publicly owned company is required to provide in its proxy statement a line graph comparing, for the previous five years, the cumulative total return on its common stock with the cumulative total return of a broad equity market index and an industry index or peer group. The Company cannot provide this graph because there is no meaningful information with respect to cumulative return on any class of the Company's capital stock. The Company's shareholders invest in the Company to obtain access to the services provided by the Company, not in expectation of a return on their investment in the Company's capital stock. The Company's Class A Common Stock, Class B Common Stock and Preferred Stock are issued only to Member-Dealers and, to the Company's knowledge, are currently owned only by Member-Dealers and former Member-Dealers. Each share of the Company's capital stock is issued for a price of $100, and, if repurchased by the Company, is repurchased at a price of $100. No class of the Company's capital stock is listed on an exchange or traded in any other public trading market. The Company is not aware of any sales or other trades of any shares of the Company's capital stock, other than the repurchases by the Company for the same $100 originally paid.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Each of the directors whose term of office will continue after the annual meeting of the shareholders and each nominee for director of the Company (other than Mr. Jameson) is affiliated with at least one company that is a Member-Dealer and a shareholder of the Company. Those Member-Dealers purchased merchandise from the Company during 2002. Merchandise purchases by such Member-Dealers have been and will continue to be made in the ordinary course of business and treated by the Company in exactly the same manner, including the same terms, prices and conditions, as purchases by other Member-Dealers. The chart below lists the name of each director whose term of office will continue after the annual meeting of the shareholders, and each nominee for director, and the total amount of purchases from the Company during 2002 that were made by the Member-Dealer with which the director is affiliated. For information regarding the relationship between each director and the affiliated Member-Dealer, as well as the name of the Member-Dealer, see "Directors and Executive Officers" above.

NAME OF DIRECTOR                         MEMBER-DEALER                                    PURCHASES DURING 2001
----------------                         -------------                                    ---------------------
Doug Ashy, Jr.                           Doug Ashy Building Material, Inc.                $1,169,066
Susie Bracht-Black                       Bracht Lumber Company, Inc.                       3,780,479
Craig E. Blum                            Woodson Lumber Company                            2,084,840
Suzanne Elliott                          O'Day Rental & Supply, Inc.                         985,269
William R. Hill                          Commerce Hardware                                 1,524,723
Ben J. Jones                             Ben Jones Hardware                                  688,406
Jimmy T. Pate                            Pate's Hardware, Inc.                             1,579,314
Leroy Welborn                            Leroy Welborn Inc.                                  588,393

  REPORT OF THE BOARD OF DIRECTORS ACTING AS THE AUDIT COMMITTEE OF THE COMPANY

          The Company has no standing audit committee, such functions being performed by the Board of Directors as a whole. The Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2002. The Board of Directors also discussed with the Company's independent auditors, Clyde D. Thomas & Co., the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Board of Directors received the written disclosures and the letter from Clyde D. Thomas & Co. required by Independence Standards Board Standard No. 1 and discussed with Clyde D. Thomas & Co. its independence. Based on the review and discussions referred to above, the Board of Directors has determined to include the audited financial statements in the Company's Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2002.

          No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

                                            BOARD OF DIRECTORs

                                            Doug Ashy, Jr.
                                            Susie Bracht-Black
                                            Craig E. Blum
                                            Suzanne Elliott
                                            William R. Hill
                                            Don Jameson
                                            Ben J. Jones
                                            Jimmy T. Pate
                                            Leroy Welborn

                  CONSIDERATION OF AUDITOR'S FEES AND SERVICES

AUDIT FEES

          Fees billed or expected to be billed to the Company by Clyde D. Thomas & Co. for its audit of the Company's financial statements for the year ended December 31, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC totaled $60,200.

ALL OTHER FEES

          Fees billed to the Company by Clyde D. Thomas & Co. during the Company's 2002 fiscal year for all non-audit services rendered to the Company, made up of tax related services pertaining to the Company's 401(k) plan, totaled $1,800. Clyde D. Thomas & Co.'s services were pre-approved by the Board of Directors in April 2002.

          In connection with the standards for independence of the Company's independent public accountants promulgated by the SEC, the Board of Directors, acting as the Company's Audit Committee, determined that the provision of these minor non-audit services is compatible with maintaining the independence of Clyde D. Thomas & Co.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

          The Company did not engage Clyde D. Thomas & Co. to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.


                         INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors appointed Clyde D. Thomas & Co. as independent public accountants of the Company for the fiscal year ended December 31, 2002. Clyde D. Thomas & Co. has served as independent public accountants of the Company for over 20 years. It is anticipated that this firm will be reappointed for the fiscal year ended December 31, 2003 at the annual meeting of the Board of Directors following the annual meeting of shareholders. Such appointment does not require ratification or other action by the Company's shareholders. Representatives of Clyde D. Thomas & Co. are not expected to be present at the meeting.

                                 OTHER BUSINESS

          The Board of Directors does not know of any other business to be presented at the annual meeting of shareholders. If any other matter properly comes before the meeting, however, the enclosed proxy card confers upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the same on behalf of the shareholders they represent in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

          It is anticipated that the 2004 annual meeting of shareholders of the Company will be held on April 19, 2004. Any proposal to be presented by a shareholder at the Company's 2004 annual meeting of shareholders must be received in writing by the Company at its principal executive offices (8300 Tewantin Drive, Houston, Texas 77061) not later than December 1, 2003, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

                                       By Order of the Board of Directors


                                       -----------------------------------------
                                       Tina S. Kirbie
                                       Secretary

Houston, Texas
March __, 2003

                                Preliminary Copy

                                      PROXY
                         HANDY HARDWARE WHOLESALE, INC.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2003

          The undersigned hereby appoints Don Jameson and Jimmy T. Pate or either of them, each with full power of substitution, attorneys and proxies of the undersigned to vote as designated below all shares of Class A Common Stock, $100.00 par value, of Handy Hardware Wholesale, Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders to be held Monday, April 21, 2003 in the Grand Ballroom Salon AB of the HOBBY AIRPORT HILTON HOTEL, Houston, Texas at 7:00 p.m., Houston time, or at any adjournment thereof:

     (1) ELECTION OF DIRECTORS - The undersigned hereby directs said proxies to vote:


         [  ] FOR the election (except as indicated below) as directors of Craig
              E. Blum, Ben J. Jones, Leroy Welborn and Don Jameson for the respective terms set forth in the Proxy Statement.

              Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below:

              ------------------------------------------------------------------

         [  ] WITHHOLD authority to vote for all nominees listed above.

     (2) AMENDMENT OF THE BYLAWS to change the number of directors from ten to between eight and ten, classify the board of directors into three classes of directors, and provide that a vacancy on the board of directors shall be filled no later than the date of the fourth meeting of the board of directors following the occurrence of a vacancy.

         The undersigned hereby directs the proxies to vote:


         [  ] FOR amending the Company's Bylaws.


         [  ] AGAINST amending the Company's Bylaws.

              OR
              --

         [ ] directs the proxies to ABSTAIN from voting on the proposal to amend the Company's Bylaws.

     (3) OTHER MATTERS - The undersigned hereby directs the proxies to vote in their discretion on such other matters as may come before the meeting.


          [  ]   YES                [  ]  NO

          THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE FOUR NAMED DIRECTOR NOMINEES AND FOR AMENDING THE COMPANY'S BYLAWS AS DESCRIBED, AND THE PROXIES WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

          Receipt of the Company's Notice of Annual Meeting and Proxy Statement dated March __, 2003 is acknowledged.

NAME OF SHAREHOLDER                       PLEASE SIGN BELOW EXACTLY AS YOUR NAME
                                          APPEARS ON THE ATTACHED LABEL

                                          --------------------------------------

                                          By:
                                             -----------------------------------
                                               (Signature of OFFICER, OWNER)

                                          Title:
                                                --------------------------------

                                          Dated:
                                                --------------------------------

Please return the proxy in the enclosed envelope, which requires no postage if mailed in the United States, by April 10, 2003.

NUMBER OF PEOPLE WHO PLAN TO ATTEND THE MEETING AND HOSPITALITY         [    ]

CANNOT ATTEND MEETING                                                   [    ]

                                    EXHIBIT A

                         HANDY HARDWARE WHOLESALE, INC.

                                BYLAWS AS AMENDED

Article   II

Section 2. NUMBER: The number of directors of the Corporation shall be set by the Board and shall be not less than eight and not more than ten, all but one of whom shall be elected from among the individuals who are shareholders of the Corporation or owners, directors or officers of shareholders of the Corporation, and one of whom shall be the President of the Corporation. The number of directors may be increased or decreased from time to time by amendment of these By-Laws, but no decrease shall have the effect of shortening the term of any incumbent director.

Section 3. ELECTION AND TERM OF OFFICE: The directors shall be divided into three classes as nearly equal in number as possible, with the term of office of one class of directors expiring each succeeding year. At each Annual Meeting of the Shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for three-year terms, other than the director who also serves as the President of the Corporation, who shall be elected at each Annual Meeting of Shareholders for a one-year term. Unless removed in accordance with these By-Laws, each director shall hold office for the term for which he is elected or until his successor shall have been elected and qualified.

Section 6. FILLING OF VACANCY: Any vacancy occurring in the Board of Directors shall be filled no later than the date of the fourth meeting of the Board of Directors following the occurrence of such vacancy. Such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor director.